UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2003

ACCREDO HEALTH, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25769	62-1642871

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1640 Century Center Pkway
Suite 101
Memphis, TN 38134
(Address of Principal Executive Offices, including Zip Code)

(901) 385-3688
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EX-16.1 LETTER FROM ERNST & YOUNG LLP

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

      Attached as Exhibit 16.1 hereto is a letter from Ernst & Young LLP to the Securities and Exchange Commission regarding the Form 8-K filed by Accredo Health, Incorporated on May 5, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

EXHIBIT NO.	DESCRIPTION

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission regarding the Form 8-K filed by Accredo Health, Incorporated on May 5, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDO HEALTH, INCOPORATED

	By:	/s/ Thomas W. Bell, Jr. Thomas W. Bell, Jr. Senior Vice President and General Counsel

Dated: May 19, 2003